SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  June 1, 1998
                                  ------------
                Date of Report (Date of earliest event reported)



                               INNOVUS CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)




           Delaware                  0-26790                87-0461856
           --------                  -------                ----------
       (State or other      (Commission File Number)       (IRS Employer
       jurisdiction of                                    Identification
        Incorporation)                                         No.)


                                4600 Campus Drive
                             Newport Beach, CA 92660
                             -----------------------
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (801) 474-9228
                                 --------------
              (Registrant's telephone number, including area code)



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

Item 4. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

On June 1, 1998, the Company's Board of Directors elected to retain Hansen Barnett & Maxwell, a professional corporation ("HBM") as its independent auditor and to dismiss Grant Thornton LLP ("Grant"). Heretofore Grant had acted as the Company's independent auditor. The decision to change auditors was recommended by the Company's Board of Directors.

The reports of Grant on the financial statements of the Company for each of the two fiscal years in the period ended December 31, 1996, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The reports state that the financial statements were prepared on the basis of the Company continuing as a going concern, but that there were substantial doubt about the Company's ability to continue as a going concern. Grant had not issued an audit report for the year ended December 31, 1997.

During the Company's two most recent fiscal years and all subsequent interim periods preceding such change in auditors, there was no disagreement with Grant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has Grant ever presented a written report, or otherwise communicated in writing to the Company or its Board of Directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-K.

The Company has authorized Grant to respond fully to the inquiries of the Company's successor accountant and has requested that Grant provide the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulations S-K, so that the Company can file such letter with the SEC.

HBM had audited the Company's financial statements for the three years ended December 31, 1994.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     c.  Exhibits.

   Number                         Description

    16            Letter re change in certifying accountant


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INNOVUS CORPORATION



Date: June 5, 1998.                         By  /s/ TERRY HAAS
                                               -----------------------
                                               Terry Haas, President



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